                                                               EXHIBIT 10.3

----------------------------------
WHEN RECORDED RETURN TO:
Harry J. Hutton, Esquire
Brown, Rudnick, Freed & Gesmer
One Financial Center
Boston, MA  02111



                                      SPACE ABOVE THIS LINE FOR RECORDER'S USE

--------------------------------------------------------------------------------

                 LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS,
                 ---------------------------------------------
                     SECURITY AGREEMENT AND FIXTURE FILING
                     -------------------------------------

                            1009 BLOSSOM RIVER WAY
                          SAN JOSE, CALIFORNIA 95123


     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Leasehold Deed of Trust"), is made as of this ___ day of May,
              -----------------------
1998, by BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, INC., a Delaware corporation, with an address at c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601 ("Trustor"), to First
                                                     -------
American Title Insurance Company, having its principal place of business at 1860 Howe Avenue, Suite 120, Sacremento, California 95825 ("Trustee"), for the
                                                        -------
benefit of THE ATRIUM OF SAN JOSE LLC, a Delaware limited liability company, with an address at c/o Wilmington Trust Company, as Administrator, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 Attn: Corporate Trust Administration ("Beneficiary").
                       -----------

     WHEREAS, Beneficiary has leased to Trustor certain real property in the City of San Jose, County of Santa Clara, California, more particularly described in Exhibit A, attached hereto and incorporated by reference herein (the "Leased
   ---------                                                             ------
Property"), pursuant to a Lease Agreement dated as of May 11, 1998, a memorandum
--------
of which was recorded concurrently herewith as Instrument No. ____________ in the Official Records of Santa Clara County, California (together, the "Lease");
                                                                       -----

     WHEREAS, it is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Trustor's financial reporting, and
(ii) for purposes of Federal and state income tax, real estate, bankruptcy and UCC purposes, the transaction contemplated hereby and the Lease is a financing arrangement and preserves ownership of the leasehold estate in the Leased Property in the Trustor; and

     WHEREAS, Beneficiary has required as a condition precedent to (i) advancing Beneficiary's funds for the acquisition of fee title to the Leased Property, and
(ii) entering into the Lease of the Leased Property with Trustor, that payment and performance of Trustor's obligations under the Lease be secured by all Trustor's right, title and interest in the Leased Property, including, without limitation, Trustor's leasehold interest therein.

                                   ARTICLE I
                                   ---------
                                GRANT IN TRUST

          NOW, THEREFORE, in consideration of the Lease by Beneficiary and (i) to secure the payment of the "Obligations", which is herein defined as all
                              -----------
obligations, indebtedness and liabilities of Trustor to Beneficiary under the Lease and the Lease Documents (as hereinafter defined) including, without limitation, the Base Rental, Additional Rental, impositions, real property taxes and assessments, late charges, insurance premiums, indemnification obligations, amounts and all other debts and obligations, direct or indirect, absolute or contingent, joint and/or several, liquidated or not liquidated, due or to become due, arising under or evidenced by any or all of the "Lease Documents" (which
                                                      ---------------
term is herein defined to mean, collectively, the Lease, this Leasehold Deed of Trust, the Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits, the Pledge and Security Agreement (Cash, Cash Equivalents and Investment Property), and all extensions, renewals, modifications, substitutions and replacements thereof), and all attorneys' fees and other expenses incurred in the enforcement or collection of the Obligations, indebtedness and liabilities described above; and (ii) to secure the performance by Trustor of all other obligations and covenants of Trustor contained in the Lease Documents, Trustor hereby irrevocably grants, conveys, transfers and assigns to the Trustee, its successors and assigns, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all of the Trustor's right, title and interest in and to the following described property and rights (collectively called the "Encumbered Property"):
                                     -------------------

     (a) The leasehold estate of the Trustor pursuant to the Lease, as the same may be amended, restated, or otherwise modified from time to time, together with any and all additional estates and interests hereafter acquired or held by the Trustor in the Leased Property, or any portion thereof, including without limitation a fee simple interest in the Leased Property, or any portion thereof, and all tenements, hereditaments, appurtenances, privileges, rights, benefits, and options, including without limitation, options to purchase or lease all or any part of the Leased Property or any interest therein (and any greater estate in the Leased Property now owned or hereafter acquired pursuant thereto), and other rights and interests now or in the future benefiting or otherwise relating to the Leased Property, including easements, rights-of-way, sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Leased Property, development rights, mineral rights, water rights and water stock, all claims or demands whatsoever of Trustor therein or thereto, either at law or in equity, and all estate, right, title and interest of Trustor in and to all streets, roads and public places, opened or proposed, now or hereafter used in connection with, existing, belonging or appertaining to the Leased Property (hereinafter collectively referred to as the "Land");
                                           ----

     (b) All buildings, structures and other improvements now or hereafter existing, erected or placed on the Land, or in any way used in connection with the use, enjoyment, occupancy or operation of the Land or any portion thereof; and all fixtures of every kind and nature whatsoever now or hereafter owned by Trustor and used or produced for use in connection with the Leased Property, and any additions and alterations thereto or replacements thereof (together with the Land hereinafter referred to collectively as the "Real Property");
                                                       -------------

     (c) All fixtures and personal property of any kind or nature whatsoever, whether tangible or intangible, which are used or will be used in connection with the construction, management, use, occupancy, enjoyment, maintenance and operation of the Leased Property, including, without limitation, all plans and specifications, contracts and subcontracts for the construction, reconstruction or repair of the Leased Property, and copies of related product development records and copies of regulatory affairs, communications, including inspection reports, and those of the assets listed above as part of the Real Property but which may be considered also Personal Property, all contracts now or hereafter existing between Trustor and any contractor, bonds, including, but not limited to, completion bonds, performance bonds and labor and material payment bonds relating to the construction, reconstruction or repair of the Leased Property, all agreements now or hereafter entered into with any person or entity in respect of architectural, engineering, design or consulting services rendered or to be rendered in connection with planning, design, inspection or supervision of construction, reconstruction or repair of the Leased Property, contract rights, accounts, accounts receivable, general intangibles, instruments, documents, machinery and equipment, permits, licenses, contracts, franchises, guarantees, warranties, causes of action, judgments, claims, profits, rents, security deposits, utility deposits, refunds of fees, insurance premiums or deposits paid to any governmental authority, letters of credit, insurance policies and proceeds thereof, together with all present and future attachments, accretions, accessions, replacements, substitutions and additions thereto and products and cash and non-cash proceeds thereof (hereinafter collectively referred to as "Personal
                                                                     --------
          Property");
          --------

     (d) All wastewater, fresh water and other utilities capacity and facilities (the "Utilities Capacity") available or allocable to the
                           ------------------
          Land and the buildings and improvements thereon, or dedicated to or reserved for them pursuant to any system, program, contract or other arrangement with any public or private utility, and all related or incidental licenses, rights and interests, whether considered to be real, personal or mixed property, including the right and authority to transfer or relinquish any or all such rights and the right to any credit, refund, reimbursement or rebate for utilities facilities construction or installation or for any reservation fee, standby fee or capital recovery charge promised, provided or paid for by Trustor to the full extent now allocated or allocable to the Land or the buildings and improvements thereon, plus all additional Utilities Capacity, if any, not dedicated or reserved to the Land or the buildings and improvements thereon but which is now or hereafter owned or controlled by Trustor, to the full extent that such additional Utilities Capacity is necessary to allow development and use of the Land or the buildings and improvements thereon for their highest and best use;

     (e) All rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Leased Property or any portion thereof or the ownership, use, leasing or occupancy of the Leased Property or any portion thereof (collectively, the "Rents") and any lien in favor of Trustor created
                              -----
          by the Lease, together with all of the right, power, and authority of Trustor or Trustee to alter, modify or change the terms, conditions and provisions of the Lease or of any residential leases of units in the Leased Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of Trustor under each such residential lease, whether heretofore or hereafter existing. Without limiting the generality of the foregoing, the Rents shall include all rents and other sums payable to Trustor by any lessee of a unit or other space in the Leased Property, whether for use and occupancy of such unit or space or for other goods and services;

     (f) Any and all awards, damages, payments, insurance proceeds and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, injury or destruction in any manner caused to the Land, the buildings and improvements thereon, and the Personal Property, or any part thereof; and

     (g) All other estate, right, title, interest, property, possession, claim and demand whatsoever of Trustor in the above described property, in law as well as in equity, of, in and to the same and every part and parcel thereof with the appurtenances and all the improvements, rights, interests and benefits that go with it.

TO HAVE AND TO HOLD the Encumbered Property, together with every right, privilege, hereditament and appurtenance belonging or appertaining to it, unto Trustee, and Trustee's successors or substitutes in trust, for the benefit of Beneficiary, its successors and assigns, to its and their own proper use, benefit and behoove, forever. Trustor hereby binds Trustor and Trustor's successors and assigns to forever WARRANT and DEFEND the Encumbered Property unto Trustee and Trustee's successors or substitutes in trust, for the benefit of Beneficiary, against the claims and demands of every person whomsoever lawfully claiming or to claim the Encumbered Property or any part of it.

PROVIDED THAT, if Trustor shall well and truly pay, or there shall otherwise be paid to Beneficiary, the Obligations at the time and in the manner provided in the Lease Documents, and if Trustor shall well and truly abide by and comply with each and every covenant and condition set forth in the Lease Documents, then these presents and the lien and interests hereby transferred and assigned shall cease, terminate and be void. Upon payment of the Obligations and performance of the covenants aforesaid, Beneficiary shall release the Encumbered Property and renounce any other rights granted to it herein, and shall execute, at Trustor's expense, a release of this Leasehold Deed of Trust and any other instrument to that effect deemed necessary or desirable.


                                  ARTICLE II
                                  ----------
                       TRUSTOR COVENANTS AND AGREEMENTS

     Trustor covenants and agrees as follows:

     1.  Definitions.  Terms used herein that are defined in the Uniform
         -----------
Commercial Code as adopted by the State of California, unless otherwise defined herein or in the Lease, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of California.

     2.  Obligations.  Trustor shall pay and perform the Obligations at the time
         -----------
and in the manner provided in the Lease Documents, all of which are made a part hereof as though set forth herein.

     3.  Performance.  Trustor shall perform, comply and abide by all the terms
         -----------
and covenants of the Lease Documents, all of which are made part hereof as though set forth herein at length.

     4.  Security Agreement.
         ------------------

     A. This Leasehold Deed of Trust constitutes a security agreement and fixture filing under the California Uniform Commercial Code, and Trustor hereby grants to Beneficiary a security interest in the Personal Property and any fixtures constituting part of the buildings and improvements on the Land. Trustor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements that Beneficiary may require from time to time to confirm the lien and security interests granted under and evidenced by this Leasehold Deed of Trust with respect to such Personal Property and fixtures and to perfect and continue the perfection of Beneficiary's security interest in such property, and hereby irrevocably appoints Beneficiary attorney-in-fact to execute, deliver and file such instruments for and on behalf of Trustor, such appointment to be coupled with an interest. Notwithstanding any release of any or all of that property included in the Encumbered Property which is deemed "real property", and proceedings to foreclose this

Leasehold Deed of Trust or its satisfaction of record, the security interest granted hereunder and evidenced hereby shall survive until the repayment in full of the Obligations and satisfaction in full of the obligations of Trustor. Upon the occurrence of any Event of Default under this Leasehold Deed of Trust, Beneficiary shall have the rights and remedies of a secured party under the California Uniform Commercial Code, as well as all other rights and remedies available under this Leasehold Deed of Trust or at law or in equity.

          B. Except as otherwise permitted under the Lease, Trustor shall not remove, or suffer to be removed, from the Encumbered Property any fixtures (as the term "fixtures" is defined by the law in California) constituting part of the buildings or improvements or Personal Property now upon, or in the future to be incorporated into, installed in, annexed or affixed to the Encumbered Property unless such fixtures or Personal Property have been replaced with similar fixtures or personal property of equal or greater utility and value.

          C. This Leasehold Deed of Trust shall be filed under Sections 9313 and 9402(6) of the California Uniform Commercial Code, as amended from time to time, in the real estate record office of the County in which the Encumbered Property is located and shall be effective as a financing statement filed as a fixture filing from the date of its recording with respect to any and all fixtures included in the Encumbered Property and with respect to any property that may hereafter become such fixtures.

     5.   No Limitation on Transfer.  In order to induce Beneficiary to advance
          -------------------------
funds for the acquisition of fee title to the Leased Property and to enter into the Lease, Trustor agrees that, in the event of any transfer of the Encumbered Property, or any portion thereof, without the prior written consent of Beneficiary, except as permitted by the Lease, Beneficiary shall have the absolute right at its option, without demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion. In addition, if consent should be given, any such transfer shall be subject to this Leasehold Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor or any guarantor from any liability for the obligations under the Lease Documents without the prior written consent of Beneficiary. As used herein, "transfer" includes the assignment of Trustor's leasehold interest under the Lease, or the sale, agreement to sell, transfer, conveyance or hypothecation of the Encumbered Property, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument effecting all or a portion of said Encumbered Property, or the lease of all or substantially all of said Encumbered Property.

     6.   Assignment of Leases and Rents.
          ------------------------------

          A. Trustor hereby irrevocably assigns to Beneficiary all of Trustor's right, title and interest in, to and under: (a) all leases of the Encumbered Property or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Encumbered Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Encumbered Property or any portion thereof, whether now existing or entered into after the date hereof ("Residential Leases"); and (b) the rents,
                                     ------------------
issues, deposits and profits of the Encumbered Property, including without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Residential Leases ("Payments"). The term "Residential Leases" shall
                               --------               ------------------
also include all guarantees of and security for the lessees' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary's right to the Residential Leases and Payments is not contingent upon, and may be exercised without possession of, the Encumbered Property.

          B.  Beneficiary confers upon Trustor a license ("License") to collect
                                                           -------
and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments without notice and without taking possession of the Encumbered Property. Trustor hereby irrevocably authorizes and directs the lessees under the Residential Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Residential Leases, or for the performance of any of the lessees' undertakings under the Residential Leases, and the lessees shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing hereunder. Trustor hereby relieves the lessees from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

          C. The foregoing irrevocable Assignment shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Encumbered Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Residential Leases; or (c) responsible or liable for any waste committed on the Encumbered Property by the lessees under any of the Residential Leases or any other parties; for any dangerous or defective condition of the Encumbered Property; or for any negligence in the management, upkeep, repair or control of the Encumbered Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other person. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Residential Leases.

     7.   Advances.  Upon the occurrence of an Event of Default under this
          --------
Leasehold Deed of Trust, as and to the extent provided in the Lease, Beneficiary may (in addition to any other rights and remedies it may have), at its option, remedy such default, and all payments made by Beneficiary to remedy such default (including reasonable attorney's fees) shall become part of the Obligations, and Trustor covenants to repay the same to Beneficiary on demand and the same shall bear interest at the Default Rate from the date of such advance until the date paid by Trustor to Beneficiary. Payment of any such sums and the interest thereon shall be secured by and subject to the lien and security interests of this Leasehold Deed of Trust, prior to any other lien attaching to or accruing subsequent to the lien and security interests of this Leasehold Deed of Trust.

     8.   Other Encumbrances.
          ------------------

          Notwithstanding anything herein to the contrary, the rights of the Beneficiary hereunder and the lien of this Leasehold Deed of Trust is subject and subordinate in all respects to the Deed of Trust, Assignment of Leases and Rents and Fixture Filing dated as of January 15, 1996 by and among Atrium Venture, as trustor, First American Title Company, as trustee and Column Financial, Inc. (which is now held by LaSalle National Bank, as Trustee for the Registered Holders of DLJ Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-CF1), recorded as Instrument No. P168 at Page
                                                                   ------------
871, in such official records.  Except as otherwise permitted under the Lease,
---
at no time during the term of this Leasehold Deed of Trust shall Trustor create, incur, assume or suffer to exist any other mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind or nature on or with respect to any of the Encumbered Property without the prior written consent of Beneficiary and shall defend, at Trustor's own cost, Trustor's rights in the Encumbered Property and Beneficiary's security interest in the Encumbered Property against the claims of all persons and entities.

                                  ARTICLE III
                                  -----------
                               EVENTS OF DEFAULT


     An Event of Default under the Lease shall be deemed a "Default" or an
                                                            -------
"Event of Default" under this Leasehold Deed of Trust.
 ----------------


                                  ARTICLE IV
                                  ----------
                                   REMEDIES

     Upon the occurrence of any Event of Default and the expiration of any applicable cure period, and at any time thereafter, Trustee and Beneficiary may, at any time thereafter, at their option and without notice, exercise any or all of the following remedies:

     1.  Acceleration.  Beneficiary may declare the entire Obligations
         ------------
immediately due and payable, without presentment, demand, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are expressly waived.

     2.  Possession.  Whether or not Beneficiary exercises the option provided
         ----------
in Section 1 of this Article IV, Beneficiary in person or by agent or by court
   ---------         ----------
appointed receiver may enter upon and take possession of the Encumbered Property; lease and let the Encumbered Property; receive all the rents, income, issues and profits thereof which are overdue, due or to become due; and apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured. Beneficiary is given and granted full power and authority to do any act or thing which Trustor or the successors or assigns of Trustor who may then own the Encumbered Property might or could do in connection with the management and operation of the Encumbered Property. This remedy shall become effective with or without any action brought to foreclose this Leasehold Deed of Trust and without applying at any time for a receiver of such rents. If Trustor, its successors or assigns, or any other occupants of the Encumbered Property shall hold possession of the Encumbered Property or any part thereof subsequent to foreclosure hereunder, then Trustor or the party so holding possession shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale, and any such tenant at will failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be subject to eviction and removal; and provided, that
                                                           --------
Beneficiary's acceptance of rentals from Trustor or such occupant prior to foreclosure shall not be deemed or construed to create any periodic tenancy or leasehold interest of Trustor or such occupant which shall survive foreclosure.

     3.  Judicial Action.  Beneficiary may bring an action in any court of
         ---------------
competent jurisdiction to foreclose this Leasehold Deed of Trust or to enforce any of the provisions hereunder or under the Lease Documents.

     4.  Power of Sale.  Beneficiary may elect to cause the Encumbered Property
         -------------
or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Encumbered Property which consists of a right of action or which is property that can be severed from the Land or any improvements thereon without causing structural damage as if the same were personal property, and dispose of the same in accordance with the applicable law, separate and apart from the sale of real property. Sales hereunder of any personal property only shall be conducted in any manner permitted by the California Uniform Commercial Code. Should Beneficiary elect to sell the Encumbered Property or any part thereof, which is real property or which

Beneficiary has elected to treat as real property as provided above, Beneficiary or Trustee shall give such notice of default and election to sell as then may be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as then may be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell such real property or part thereof at public auction to the highest bidder as provided by law. Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement at the time and place of sale. Any person, including Trustor, Trustee, or Beneficiary, may purchase at any sale hereunder, and Beneficiary shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of all or any part of the Obligations hereby secured. Should Beneficiary desire that more than one sale or other disposition of the Encumbered Property be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously or successively, on such days and in such order as Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Leasehold Deed of Trust on any part of the Encumbered Property not sold until all Obligations secured hereby has been fully paid. Whether Beneficiary elects to dispose of the Encumbered Property through one or more sales, Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents, and legal or other counsel, and to pay all expenses, liabilities, and advances made or incurred by Trustee in connection with such sale or sales, with interest at the lower of the Default Rate provided in the Lease or the maximum rate permitted by law to be charged by Trustee. Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts regarding default, the giving of notice of default or of sale, or the regularity or validity of the sale shall be conclusive proof of the truth of such facts.

     5.  Appointment of Receiver.  Beneficiary may have a receiver of the rents,
         -----------------------
income, issues and profits of the Encumbered Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of Trustor or any person who may be legally or equitably liable to pay moneys secured hereby, and Trustor and each such person waive such proof and consent to the appointment of a receiver.

     6.  Excess Monies.  Beneficiary may apply on account of the Obligations
         -------------
still owing after a foreclosure sale of the Encumbered Property, whether or not a deficiency action shall have been instituted, any funds in the hands of Beneficiary that were paid by Trustor as an escrow or for any other reason.

     7.  Remedies at Law or Equity.  Beneficiary may exercise any other of the
         -------------------------
remedies otherwise available to it as a matter of law or equity, and all remedies available to Beneficiary are cumulative of, and in addition to, any other remedies provided for in this Leasehold Deed of Trust, any of the Lease Documents or available at law or in equity.

     8.  Foreclosure Upon Personal Property Under the Uniform Commercial Code.
         --------------------------------------------------------------------
In addition to and cumulative of any other remedies granted in this Leasehold Deed of Trust to Beneficiary or the Trustee, upon the occurrence of an Event of Default and the expiration of any applicable cure period and at any time thereafter:

         A. Beneficiary is authorized, in any legal manner and without breach of the peace, to take possession of the Personal Property (Trustor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Trustor any and all rights which Trustor has with respect to the management, possession, operation, protection or preservation of the Personal Property. All costs, expenses, and liabilities incurred by

Beneficiary in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Personal Property shall constitute a demand obligation owing by Trustor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Obligations secured hereby. If necessary to obtain the possession provided for above, Beneficiary may invoke any and all legal remedies to dispossess Trustor. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Trustor from other act or omission of Beneficiary with respect to the Personal Property unless such loss is caused by the willful misconduct and bad faith of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Personal Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

     B. Beneficiary may, without notice except as hereinafter provided, sell the Personal Property or any part thereof at public or private sale (with or without appraisal or having the Personal Property at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Beneficiary may deem best, and Beneficiary may be the purchaser of any and all of the Personal Property so sold and may apply the purchase price therefor to any of the Obligations and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Beneficiary shall have the right to deliver, assign and transfer to the purchaser thereof the Personal Property so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Trustor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Beneficiary shall give Trustor written notice at Trustor's address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Beneficiary's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least twenty (20) calendar days before the date fixed for a public sale, or at least twenty (20) calendar days before the date after which the private sale or other disposition is to be made, unless the Personal Property is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Beneficiary may fix in the notice of such sale. At any sale the Personal Property may be sold in one lot or an entirety or in separate parcels as Beneficiary may determine. Beneficiary shall not be obligated to make any sale pursuant to any such notice. Beneficiary may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Personal Property on credit or for future delivery, the Personal Property so sold may be retained by Beneficiary until the selling price is paid by the purchaser thereof, but Beneficiary shall incur no liability in case of the failure of such purchaser to take up and pay for the Personal Property so sold, and in case of any such failure, such Personal Property may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner.

     C. Beneficiary shall have all the rights of a secured creditor after default under the Uniform Commercial Code of California and in conjunction with, in addition to or in substitution for those rights and remedies:

         (i) Beneficiary may require Trustor to assemble the Personal Property and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Personal Property, or, in the alternative, Beneficiary may retain an independent party or parties to assemble the Personal Property and to take, store and/or prepare such Personal Property for sale; and

               (ii) it shall not be necessary that Beneficiary take possession of the Personal Property or any part thereof before the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Personal Property or any part thereof be present at the location of such sale; and

               (iii) before application of the proceeds of disposition of the Personal Property to the Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Beneficiary and any interest thereon; and

               (iv) the sale by Beneficiary of less than the whole of the Personal Property shall not exhaust the rights of Beneficiary hereunder, and Beneficiary is specifically empowered to make successive sales hereunder until the whole of the Personal Property shall be sold; and, if the proceeds of such sale of less than the whole of the Personal Property shall be less than the aggregate of the Obligations secured hereby, this Leasehold Deed of Trust and the security interest granted hereunder and evidenced hereby shall remain in full force and effect as to the unsold portion of the Personal Property; and

               (v) in the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the rights of Beneficiary hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder; and

               (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any Obligations or as to the occurrence of any default, or as to Beneficiary having declared all of such Obligations to be due and payable, or as to notice of time, place and terms of sale and the Personal Property to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

               (vii) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of sale, but in the name and on behalf of Beneficiary; and

               (viii) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Beneficiary is hereby authorized to sell hereunder any evidence of indebtedness it may hold as security for the secured Obligations. All demands and presentments of any kind or nature are expressly WAIVED by Trustor. Trustor WAIVES the right to require Beneficiary to pursue any other remedy for the benefit of Trustor and agrees that Beneficiary may proceed against any obligor for the amount of the Obligations owed to Beneficiary without taking any action against any other obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Personal Property in Beneficiary's possession.

          9. Application of Proceeds. All payments and proceeds received under this Article IV of this Leasehold Deed of Trust shall be applied to satisfy the Obligations in accordance with the terms of the Lease.


                                   ARTICLE V
                                   ---------
                                 MISCELLANEOUS
                                 -------------

     1.  Cumulative Rights.  The rights and remedies herein expressed to be
         -----------------
vested in or conferred upon Beneficiary or Trustee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law.

     2.  Waiver.
         ------

         A. The failure, at any one or more times, of Beneficiary to assert the right to declare the Obligations due or the granting of any extension or extensions of time of payment or performance of the Lease or any of the other Obligations, either to the Trustor or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Leasehold Deed of Trust, or any Lease Documents or any Obligation secured by this Leasehold Deed of Trust, or waiver of or failure to exercise any right under any covenant or stipulation herein contained, shall not in any way affect this Leasehold Deed of Trust nor the rights of Beneficiary hereunder or operate as a release from any personal liability under any Lease Document or other Obligation secured by this Leasehold Deed of Trust, or under any covenant or stipulation herein contained or any other part of the Obligations. The acceptance by Beneficiary of any payments hereunder after the occurrence of an Event of Default shall not be deemed to be a waiver.

         B. Beneficiary may, by written notice to Trustor, waive any Event of Default hereunder and its consequences and rescind any acceleration of maturity of the Obligations. Any such waiver shall be limited to the particular Event of Default so waived and shall not be deemed to be a waiver of any other Event of Default and shall in no way affect Beneficiary's ability to exercise its rights upon the occurrence of any other Event of Default.

     3.  Agreement to Pay Attorneys' Fees and Expenses.  Upon the occurrence of
         ---------------------------------------------
an Event of Default, as a result of which Beneficiary shall employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Trustor contained herein, Trustor shall, on demand, pay to Beneficiary, the reasonable fee of such attorneys and such other reasonable expenses so incurred by Beneficiary, regardless of whether a lawsuit is filed or appeal taken.

     4.  Usury Not Intended; Savings Provisions.  Notwithstanding any provision
         --------------------------------------
to the contrary contained in this Leasehold Deed of Trust or any other Lease Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Leasehold Deed of Trust or any other Lease Document which under applicable laws are or may be deemed to constitute interest ever exceed the maximum legal rate (the "Maximum Rate"). In
                                                             ------------
this connection, Trustor and Beneficiary stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Leasehold Deed of Trust or any other Lease Document shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate. Trustor shall never be liable for interest in excess of the Maximum Rate. If, for any reason whatever, such interest paid or received during the full term of the Obligations produces a rate which exceeds the Maximum Rate, Beneficiary shall credit against the principal of such Obligations (or, if such Obligations shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the Maximum Rate. All sums paid or agreed to be paid to Beneficiary for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations, so that the interest rate is uniform throughout the full term of the Obligations. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Trustor and Beneficiary.

     5.  Notices.  All notices and other communications provided for in this
         -------
Leasehold Deed of Trust and the other Lease Documents to which Trustor is a party shall be given in the manner and with the effect set forth in the Lease.

     6.  Applicable Law; Venue.  This Leasehold Deed of Trust shall be governed
         ---------------------
by and construed in accordance with the laws of the State of California and the applicable laws of the United States of America. Any action or proceeding against Trustor under or in connection with any of the Lease Documents may be brought in Santa Clara County, California, or in any other court of proper venue. Trustor hereby irrevocably submits, and waives any objection it may now or hereafter have, as to the venue of any such action or proceeding brought in Santa Clara County, California. Nothing herein shall limit the right of Beneficiary to bring any action or proceeding against Trustor or with respect to any of its property in courts in other jurisdictions.

     7.  Headings.  The headings, captions, and arrangements used in this
         --------
Leasehold Deed of Trust are for convenience only and shall not affect the interpretation of this Leasehold Deed of Trust.

     8.  Survival of Representations and Warranties.  All representations and
         ------------------------------------------
warranties made in this Leasehold Deed of Trust or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Leasehold Deed of Trust, and no investigation by Beneficiary shall affect the representations and warranties or the right of Beneficiary to rely upon them.

     9.  Obligations Absolute.  The obligations of Trustor under this Leasehold
         --------------------
Deed of Trust shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any acts or circumstances that may constitute failure of consideration, destruction of, or damage to, the Encumbered Property, commercial frustration of purpose, any change in the laws of the United States of America or of the State of California or any political subdivision of either, any amendment, modification, extension, or renewal of this Leasehold Deed of Trust, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Leasehold Deed of Trust, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations, or any failure of Beneficiary to perform or observe any agreement, whether express or implied, or any duty, liability or obligation, arising out of or connected with this Leasehold Deed of Trust.

     10.  Nonliability of Beneficiary.  Trustor hereby agrees that neither
          ---------------------------
Beneficiary's acceptance of the security interests granted hereunder nor any exercise by Beneficiary of its rights and remedies hereunder shall be deemed to be an assumption by Beneficiary of any of Trustor's obligations and liabilities under the terms of any of the Encumbered Property.

     11.  Heirs, Successors and Assigns.  All of the terms, covenants,
          -----------------------------
provisions and conditions herein contained shall be for the benefit of, apply to, and bind the heirs, successors and assigns of Trustor and Beneficiary, and are intended and shall be held to be real covenants running with the Land. The term "Trustor" shall also include any and all subsequent owners and successors in title of the Encumbered Property and the term "Beneficiary" shall include any holder and owner from time to time (including without limitation any pledgee or assignee) of the Leased Property and the lessor's interest under the Lease, or any other Obligation. As applicable, each Trustor shall be jointly and severally liable hereon.

     12.  Gender.  When such interpretation is appropriate, any word denoting
          ------
gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural and vice versa.

     13.  Inspection.  Beneficiary shall have the right exercisable by
          ----------
Beneficiary or its representatives to inspect from time to time the Encumbered Property at any reasonable time during the term of this Leasehold Deed of Trust.

     14.  Subrogation.  In the event Beneficiary pays or causes to be paid any
          -----------
prior lien, Beneficiary shall be subrogated to the rights of the holder of such lien as fully as if such lien had been assigned to Beneficiary.

     15.  Modification of Leasehold Deed of Trust.  This Leasehold Deed of Trust
          ---------------------------------------
is subject to modification as defined under the laws of California and any such modification shall relate back to and have the same priority as this Leasehold Deed of Trust as if such modification were incorporated herein.

     16.  Modifications in Writing.  The terms of this Leasehold Deed of Trust
          ------------------------
may not be changed orally but only by an agreement in writing signed by Trustor and Beneficiary.

     17.  No Third Party Beneficiaries.  Nothing herein expressed or implied is
          ----------------------------
intended or shall be construed to confer upon any person other than the Trustee and Beneficiary and their respective successors and assigns any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of Trustor shall be for the sole and exclusive benefit of Beneficiary and its successors and assigns.

     18.  Date of Leasehold Deed of Trust.  The date of this Leasehold Deed of
          -------------------------------
Trust shall be for identification purposes only and shall not be construed to imply that this Leasehold Deed of Trust was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Leasehold Deed of Trust shall become effective upon its delivery.

     19.  Beneficiary's Consent or Approval.  With respect to any provision of
          ---------------------------------
this Leasehold Deed of Trust and/or the Lease Documents which provide that Trustor shall obtain Beneficiary's prior consent or approval, Beneficiary may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval of Beneficiary will not be unreasonably withheld.

     20.  Reconveyance.  Upon the performance of all Obligations and the payment
          ------------
in full of all sums secured by this Leasehold Deed of Trust, Beneficiary shall request Trustee to reconvey the Encumbered Property. Upon payment of its fees and any other sums owing to it under this Leasehold Deed of Trust, Trustee shall reconvey the Encumbered Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay all costs of recordation, if any. The recitals in such conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     21.  Substitution of Trustee.  Beneficiary may remove Trustee at any time
          -----------------------
or from time to time and may appoint a successor trustee, and upon such appointment all powers, rights, duties and authority of Trustee shall thereupon become vested in the successor. The successor trustee shall be appointed by written instrument duly recorded in the county where the Encumbered Property is located.

     22.  Request for Notices.  Trustor hereby requests that a copy of any
          -------------------
notice of default and notice of sale as may be required by law be mailed to Trustor at its address above stated.

     23.  Severability.  If any provision of this Leasehold Deed of Trust shall
          ------------
for any reason be held unenforceable in any respect, such unenforceability shall not affect any other provision of this Leasehold Deed of Trust.

     24.  Entire Agreement.  This Leasehold Deed of Trust together with the
          ----------------
other Lease Documents constitute the entire agreement and understanding between Trustor and Beneficiary with respect to the subject matter hereof and thereof and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Trustor acknowledges and agrees that there is no oral agreement between Trustor and Beneficiary which has not been incorporated in the Lease Documents or this Leasehold Deed of Trust.

     25.  WAIVER OF JURY TRIAL:  TRUSTOR HEREBY WAIVES ANY AND ALL RIGHTS THAT
          --------------------
IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING RELATING TO THIS LEASEHOLD DEED OF TRUST, THE LEASE DOCUMENTS OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATED THERETO. IT IS INTENDED THAT THIS WAIVER SHALL APPLY TO ANY AND ALL CAUSES OF ACTION, DEFENSES, RIGHTS, CLAIMS AND/OR COUNTERCLAIMS, WHETHER IN CONTRACT, TORT OR OTHERWISE, IN ANY SUCH ACTION OR PROCEEDING. TRUSTOR UNDERSTANDS THAT THIS WAIVER IS A WAIVER OF A CONSTITUTIONAL SAFEGUARD, AND TRUSTOR BELIEVES THAT THERE ARE SUFFICIENT ALTERNATE PROCEDURAL AND SUBSTANTIVE SAFEGUARDS, INCLUDING A TRIAL BY AN IMPARTIAL JUDGE, THAT ADEQUATELY OFFSET THE WAIVER CONTAINED HEREIN.

          IN WITNESS WHEREOF, Trustor has executed and delivered this Leasehold Deed of Trust as of the date first above written.

                               TRUSTOR:
                               -------

                               BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, INC., a Delaware corporation


                               By:  __________________________________
                               Its:  _________________________________



STATE OF __________________  )
COUNTY OF _______________    )

     On ______________, 1998, before me, a Notary Public in and for said State, personally appeared _________________ as _________________ of Brookdale Living Communities of California, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ________________________ (Seal)

     My Commission Expires:

                                  EXHIBIT "A"
                                  ----------

                             PROPERTY DESCRIPTION


ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, DESCRIBED AS FOLLOWS: